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Exhibit 10.6.3

Modification 18

(Proposal #12-535 – [**Redacted**])

To

Fim1 Fixed Price Agreement No. 60151

This Modification to Firm Fixed Price Agreement number 60151 (“the Agreement”) is entered into by and between DigitalGlobe, Inc. (DG), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260; Longmont, Colorado 80503; and ITT Space Systems, LLC (ITT), a limited liability company organized and existing under the laws of the State of Delaware, with a place of business at 1447 St. Paul Street, P.O. Box 60488, Rochester, New York 14606-0488.

The parties hereby agree to amend the Agreement as follows:

Original Contract Value	[**Redacted**]	$167,789,933
This Modification (12-535)	[**Redacted**]	$48,100
Adjusted TOTAL Contract Value		$167,838,033

The total contract price is herein changed from $167,789,933 to $167,838,033

This modification will result an additional new milestone payments:

• [**Redacted**]

Statement of Work

The effort includes [**Redacted**].

All other terms and conditions of the Agreement not noted as changed herein remain in full force and effect.

This Modification is hereby executed and agreed to by the undersigned parties effective the last date written below as signified by the signatures and shall be a binding agreement.

ITT Space Systems, LLC	DigitalGlobe, Inc.

/s/ [**Redacted**]	/s/ Steve Linn
Signature	Signature
[**Redacted**] [**Redacted**]	Name: Steve Linn Title: VP, Space Systems

Date: Jan 29, 2013	Date: Jan 29, 2013

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION

Modification 19

(Proposal #12-504- [**Redacted**] – Phase 1)

To

Firm Fixed Price Agreement No. 60151

This Modification to Firm Fixed Price Agreement number 60151(“the Agreement”) is entered into by and between DigitalGlobe,Inc. (DG),a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601Dry Creek Drive, Suite 260, Longmont, Colorado 80503; and ITT Space Systems, LLC (ITT), a limited liability company organized and existing under the laws of the State of Delaware, with a place of business at 1447 St. Paul Street, P.O. Box 60488,Rochester,New York 14606-0488.

The parties hereby agree to amend the Agreement as follows:

Original Contract Value	[**Redacted**]	$167,838,033
This Modification (12-504- Phase 1)	[**Redacted**]	$918,000
Adjusted TOTAL Contract Value		$168,756,033

The total contract price is herein changed from $167,838,033 to$ 168,756,033

This modification will result in additional new milestones and milestone payments:

Phase 1

• [**Redacted**]

• [**Redacted**]

Statement of Work:

[**Redacted**]

All other terms and conditions of the Agreement not noted as changed herein remain in full force and effect.

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION

This Modification is hereby executed and agreed to by the undersigned parties effective the last date written below as signified by the signatures and shall be a binding agreement.

ITT Space Systems, LLC	DigitalGlobe, Inc.

/s/	/s/ Walter Scott
Signature	Signature

Contract Manager	Name: Walter S. Scott Title: EVP/CTO

Date: 02/01/2013	Date: 01/30/2013

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document

FOIA CONFIDENTIAL TREATMENT REQUESTED

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[**Redacted**] Contract Manager ITT Space Systems, LLC Rochester, New York 14606 [**Redacted**] [**Redacted**] [**Redacted**]

January 28, 2013

DigitalGlobe, Inc.

Sent via e-mail to:

[**Redacted**]

Subject: Proposal 12-504 – [**Redacted**]

Reference: [**Redacted**] Statement of Work (SOW) dated 1/28/2013

Dear Jim:

ITT Space Systems, LLC, a subsidiary of Exelis, Inc. (Exelis) is pleased to submit this [**Redacted**] proposal associated with the [**Redacted**]. This revision incorporates a rewritten statement of work entitled “[**Redacted**] Statement of Work” dated 1/18/2013, and reduces the price of Phase 2 commensurate with the reduction in test duration.

The revised SOW is based on the SOW delivered to Exelis by DigitalGlobe on 1/14/2013. To facilitate your review, updates made to the DG document by Exelis have been highlighted in blue font. The SOW includes a schedule integrating [**Redacted**]. This schedule demonstrates [**Redacted**] of slack against the [**Redacted**] original contract delivery date.

Contract

[**Redacted**] - $1,600,000

Phase 1 - $918,000

Phase 2 - $ 682,000

Period of Performance

Phase 1 of this effort starts at Authorization to Proceed, assumed on January 28, 2013, and includes all planning, design, material procurements, procedures, scripting, manufacturing instructions, and pre-test thermal modeling and analysis. Phase 1 also includes delivery of the [**Redacted**] and the Test Plan Review meeting with DigitalGlobe.

Phase 2 of this effort, assumed to start on April 18th 2013, includes [**Redacted**]. Phase 2 also includes the [**Redacted**] .

FOIA CONFIDENTIAL TREATMENT REQUESTED

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Payment Terms

This proposal is subject to a mutually agreed milestone payments being added to the current Program Milestone Payment schedule.

Exelis would like to proposal the following milestone payments:

Phase 1

•	[**Redacted**]

•	[**Redacted**]

Phase 2

•	[**Redacted**]

[**Redacted**]

ITT Space Systems, LLC appreciates the opportunity to provide this proposal. Should you have any questions or require additional information, please feel free to contact me directly.

Regards,

[Susan Broadhurst]

Contract Manager

ITT Space Systems, LLC

Rochester, New York 14606

[**Redacted**]

[**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND

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Statement of Work

WV-3 [**Redacted**]

RESTRICTION ON USE, PUBLICATION, OR DISCLOSURE OF PROPRIETARY INFORMATION

This document contains information proprietary and confidential to the Exelis Inc., or a third party whom Exelis may have a legal obligation to protect such information from unauthorized disclosure, use, or duplication. Any disclosure, use, or duplication of this document or of any of the information contained herein for other than the specific purpose for which it was disclosed is expressly prohibited, except as Exelis has otherwise agreed in writing. All copies of this document are the sole property of Exelis and will be returned promptly upon request.

[**Redacted**]

[**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED

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Table of Contents
1.	Task Objectives	4
2.	[**Redacted**]	4
2.1. [**Redacted**]		4
2.2. [**Redacted**]		4
2.3. Functional Checks		4
3.	[EOA Model Correlation and Performance Analysis]	4
4.	Test Limitations & Constraints	4
4.1. Units Not Present During Test		4
4.1.1. [**Redacted**]		4
4.1.2. [**Redacted**]		4
4.2. Units Present But Not Operated During Test		4
4.2.1. [**Redacted**]		4
4.2.2. [**Redacted**]		4
4.2.3. [**Redacted**]		4
4.2.4. [**Redacted**]		5
4.3. Limited Use of Redundant Electronics		5
5.	Technical Approach	5
5.1. Design & Analysis		5
5.2. Test Thermal Telemetry		5
5.3. STE Requirements & Fabrication		5
5.4. Test Support		5
5.5. Test Approach		5
5.6. Model Correlation		6
6.	Reviews and Deliverables	6
6.1. Test Plan Review (Phase 1)		6
6.2. Test Readiness Review (TRR) (Phase 2)		6
6.3. Consent to Break (CTB) Review (Phase 2)		6
6.4. Deliverables		6
7.	Facility and Schedule	6
8.	Schedule	6
8.1. Phase 1		6

EXELIS PROPRIETARY INFORMATION

SYSTEMS CONFIDENTIAL INFORMATION

[**Redacted**]

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8.2. Phase 2	7
8.3. Critical Path Impact	7
8.4. Integrated Schedule	7

EXELIS PROPRIETARY INFORMATION

SYSTEMS CONFIDENTIAL INFORMATION

[**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED

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1. Task Objectives

The task objectives are [**Redacted**]

2. [**Redacted**]

The [**Redacted**] test will have three main parts:

2.1. [**Redacted**]

This is the main portion of the test that provides the majority of data needed for post-test model correlation. The [**Redacted**] will be determined during Phase 1.

2.2. [**Redacted**]

[**Redacted**]

2.3. Functional Checks

Limited functional checks will be performed [**Redacted**]

3. [**Redacted**]

The test data will be used to [**Redacted**]

4. Test Limitations & Constraints

4.1. Units Not Present During Test

4.1.1.	[**Redacted**]

[**Redacted**]

4.1.2.	[**Redacted**]

[**Redacted**]

4.2. Units Present But Not Operated During Test

4.2.1. [**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

4.2.2. [**Redacted**]

[**Redacted**]

4.2.3.	[**Redacted**]

EXELIS PROPRIETARY INFORMATION SYSTEMS CONFIDENTIAL INFORMATION

[**Redacted**]

4

FOIA CONFIDENTIAL TREATMENT REQUESTED

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[**Redacted**]

4.2.4. [**Redacted**]

[**Redacted**]

4.3. Limited Use of Redundant Electronics

[**Redacted**]

[**Redacted**]

5. Technical Approach

The following sections provide an overview of our technical approach:

5.1. Design & Analysis

[**Redacted**]

[**Redacted**]

[**Redacted**]

5.2. Test Thermal Telemetry

[**Redacted**]

[**Redacted**]

5.3. STE Requirements & Fabrication

All required STE is included in the scope of this task, [**Redacted**]

5.4. Test Support

[**Redacted**]

5.5. Test Approach

[**Redacted**]

[**Redacted**]

A Consent-to-Proceed huddle will be held with the test team at the end of the [**Redacted**]

[**Redacted**]

EXELIS PROPRIETARY INFORMATION SYSTEMS CONFIDENTIAL INFORMATION

[**Redacted**]

5

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A

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EXCHANGE COMMISSION

[**Redacted**]

[**Redacted**]

Figure 1: [**Redacted**]

[**Redacted**]

[**Redacted**]

5.6. Model Correlation

After the [**Redacted**]

6. Reviews and Deliverables

6.1. Test Plan Review (Phase 1)

A test plan review will be held no later than [**Redacted**] to test execution. The test plan must be mutually agreed to by Exelis and DigitalGlobe before test execution.

6.2. Test Readiness Review (TRR) (Phase 2)

A TRR will be held [**Redacted**].

6.3. Consent to Break (CTB) Review (Phase 2)

A CTB review will be held at the [**Redacted**]. Consent to Proceed huddles will be held with the test team at key transition points in the test to gain agreement to move between defined test conditions.

6.4. Deliverables

A test plan shall be delivered to DigitalGlobe as part of Phase 1. [**Redacted**] will be delivered to DigitalGlobe as part of Phase 2.

7. Facility

The instrument thermal balance test will be conducted in our [**Redacted**]. At this time, this chamber is capable, operational and available for this test.

8. Schedule

8.1. Phase 1

Phase 1 of this effort starts at [**Redacted**] and the Test Plan Review meeting with DigitalGlobe.

EXELIS PROPRIETARY INFORMATION SYSTEMS CONFIDENTIAL INFORMATION

[**Redacted**]

6

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A

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8.2. Phase 2

Phase 2 of this effort, assumed to start on [**Redacted**]. Phase 2 also includes the TRR, Consent to Break review, and delivery of updated thermal technotes.

8.3. Critical Path Impact

The [**Redacted**]

8.4. Integrated Schedule

Figure 2 displays the [**Redacted**], and includes a column designating line items as Phase 1 or Phase 2. Integration of [**Redacted**].

[**Redacted**]

Figure 2: [**Redacted**]

EXELIS PROPRIETARY INFORMATION SYSTEMS CONFIDENTIAL INFORMATION

[**Redacted**]

7

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Modification #20

(Proposal #13-018 – [**Redacted**])

To

Firm Fixed Price Agreement No. 60151

This Modification to Firm Fixed Price Agreement number 60151(“the Agreement’’) is entered into by and between DigitalGlobe, Inc. (DG),a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601Dry Creek Drive, Suite 260, Longmont, Colorado 80503; and ITT Space Systems, LLC (ITT), a limited liability company organized and existing under the laws of the State of Delaware, with a place of business at 1447 St. Paul Street, P.O. Box 60488,Rochester, New York 14606-0488.

The parties hereby agree to amend the Agreement as follows:

Original Contract Value	[**Redacted**]	$168,756,033
This Modification (13-018)	[**Redacted**]	$56,000
Adjusted TOTAL Contract Value		$168,812,033

The total contract price is herein changed from$ 168,756,033 to $168,812,033

This modification will not result in a change to the Delivery Schedule.

This modification will result in a new milestone and one new milestone payment:

•	[**Redacted**]

Statement of Work:

ITT shall perform the following:

•	[**Redacted**]

•	[**Redacted**]

•	[**Redacted**]

•	[**Redacted**]

All other terms and conditions of the Agreement not noted as changed herein remain in full force and effect.

This Modification is hereby executed and agreed to by the undersigned parties effective the last date written below as signified by the signatures and shall be a binding agreement.

Mod 20

FOIA CONFIDENTIAL TREATMENT REQUESTED

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ITT Space Systems, LLC	DigitalGlobe, Inc.

/s/ [**Redacted**]	/s/ Steve Linn
Signature	Signature
Name: [**Redacted**] Contract Manager	Name: Steve Linn Title: V.P., Space Systems

Date: February 15, 2013	Date: February 18, 2013

Mod 20